UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 23, 2009
                                  -------------
                                 Date of Report
                        (Date of earliest event reported)

                     Defense Industries International, Inc.
             (Exact name of registrant as specified in its charter)



         Nevada                     000-30105                  84-1421483
----------------------------       ------------           -------------------
(State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)           File Number)           Identification No.)


                 8 Brisel Street Industrial Zone Sderot, Israel
                 ----------------------------------------------
              (Address of principal executive offices and zip code)


                              (011) 972-8-689-1611
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS



The Registrant reports that its Board of Directors has appointed Mrs. Meira Postbinder as the Chairman of its Board of Directors; Mr. Gil Postbinder as a director; and Mr. Baruch Tosh as Chief Executive Officer, effective immediately.

Mrs. Postbinder, 62, has served on the Board of Directors since 2002 and has served as our vice president of finance and a director of Export Erez since June 6, 1996. Mrs. Postbinder will continue to hold the positions of Secretary and Treasurer of the Registrant.

Mr. Postbinder, 26, was also appointed as Assistant General Manager of Mayotex Ltd., a wholly-owned subsidiary of the Registrant, where he has been employed as a project manager and in the marketing department since October 2004.

Mrs. Postbinder and Mr. Postbinder are mother and son.

Mr. Tosh, 53, will also continue to serve as President of the Registrant, in which capacity he has served since 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June  29, 2009                   Defense Industries International, Inc.

                                               (Registrant)


                                       By: /s/Baruch Tosh
                                           --------------
                                           Name: Baruch Tosh
                                           President and Chief Executive Officer